Supplement to the Current Prospectus

MFS(R) Strategic Value Fund

The Board of Trustees of the MFS Strategic Value Fund ("Strategic Value Fund") has approved the proposed reorganization of the Strategic Value Fund into the MFS Value Fund ("Value Fund"). The proposed transaction is still subject to approval by the shareholders of the Strategic Value Fund at a shareholders' meeting expected to be held in July 2009. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization, the Strategic Value Fund's assets and liabilities would be transferred to the Value Fund in return for shares of the Value Fund with equal total net asset value as of the valuation date. These Value Fund shares would be distributed pro rata to shareholders of the Strategic Value Fund in exchange for their Strategic Value Fund shares. Current Strategic Value Fund shareholders would thus become shareholders of the Value Fund and receive shares of the Value Fund with a total net asset value equal to that of their shares of the Strategic Value Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Strategic Value Fund and its shareholders, as well as to the Value Fund and its shareholders.

The investment objective of the Value Fund is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

MFS (Massachusetts Financial Services Company, the Value Fund's investment adviser) normally invests the fund's assets primarily in equity securities of companies that it believes are undervalued compared to their perceived worth (value companies). While MFS may invest the Value Fund's assets in companies of any size, MFS generally focuses on companies with large capitalizations and may also invest the fund's assets in foreign securities.

A full description of the Value Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the Strategic Value Fund on or about May 22, 2009.

In light of the proposed transaction, sales of Strategic Value Fund shares and exchanges into this fund are expected to be suspended on or about July 17, 2009.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Value Fund, nor is it a solicitation of any proxy. For more information regarding the Value Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.


             The date of this supplement is February 26, 2009.